SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                            FORM 8-K/A


                     AMENDED CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934




DATE OF REPORT                                      May 16, 2001




                  Rhino Enterprises Group, Inc.,
                      A Nevada Corporation


          Nevada                                88-0333844
(State or other jurisdiction of              (I.R.S. Employer
Incorporation or organization)              identification No.)


                   2925 LBJ Freeway, Suite 188
                       Dallas, TX 75234
                        (972) 241-2669









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Effective April 30, 2001, Rhino Enterprises Group, Inc. (OTCBB:
RHNO), has signed an Investment Banking Agreement with Donner Corp. International (DCI). Rhino is seeking DCI's services in order to explore strategic alternatives that will assist Rhino in evaluating and maximizing shareholder value and seeking additional capital funding.

DCI is a full service licensed broker/dealer investment banking firm that has had many success stories with small publicly held companies. For more information about DCI, please visit the Donner Corp. International web/site at www.donnercorp.com.

As compensation for DCI's services under this Agreement, RHNO has agreed to compensate DCI in the following manner:

     $5,000 non-refundable, Due-Diligence fee;

     $2,500 per month for the services provided;

     A nominal fee for each Donner Analyst Report sent to inquiries via regular mail or fax.

Immediate issuance of one hundred thousand (100,000) shares of RHNO Restricted Common Stock to be received by DCI prior to public release of RHNO Analyst Report;

     Issuance of one hundred thousand (100,000) shares of RHNO
Restricted Common Stock to be issued to DCI no later than July
20, 2001; and

     Issuance of one hundred thousand (100,000) shares of RHNO
Restricted Common Stock to be issued to DCI no later than October
20, 2001; and

     Issuance of one hundred thousand (100,000) shares of RHNO
Restricted Common Stock to be issued to DCI no later than January
20, 2002.

RHNO also entered into consulting agreements with Paul Runyon and Mike Uberti (DCI employees). As compensation, each consultant was granted options to purchase RHNO common stock at $0.25 per share. The consulting agreements terminate on October 31, 2001. The Company has the right to terminate the agreements at an earlier date with five (5) days written notice.

In a related matter, on May 7, 2001, the Company filed an S-8 to register 600,000 shares of the Company's $.001 par value common

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stock, issuable pursuant to certain consultant agreements entered into by the Company with affiliates of DCI (each, either a DCI consultant or employee). Consultants Stephen Freyer and David Livingston will have the option to purchase 150,000 shares each of RHNO stock at $1.25 per share. Employee Jay Chung will have the option to purchase 100,000 shares of RHNO common stock at $1.25 per share. These consulting agreements terminate on April 30, 2002. The Company has the right to terminate the agreements at an earlier date with five (5) days written notice.

The statements contained in this news release that are not purely historical are forward-looking statements that may involve risks and uncertainties. The Company's actual results may differ significantly from the results contained in the forward-looking statements.

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                         SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            Rhino Enterprises Group, Inc.
                            (Registrant)

Date: May 16, 2001          By:/S/ DANIEL H. WEAVER
                            --------------------------------
                            Daniel H. Weaver
                            Chief Financial Officer and duly
                            authorized officer


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